Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the year ended December 28, 2019 (the "Report") of The Hillman Companies, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof; I, Gregory J. Gluchowski, Jr., the President and Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Douglas J. Cahill
Name: Douglas J. Cahill
Date:	March 27, 2020